                                  EXHIBIT 10.1
                                  ------------
                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment") dated as of April 27, 1998 is by and among BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation, (hereinafter, together with its successors in title and assigns called "Borrower" or "Baldwin"), THE FIFTH THIRD BANK, an Ohio banking corporation, as Agent (in such capacity, the "Agent"), THE FIFTH THIRD BANK ("Fifth Third"), as a Lender, and NBD BANK, N.A., a national banking association, ("NBD") as a Lender, (Fifth Third and NBD are hereinafter collectively the "Lenders" and each individually a "Lender").


                              PRELIMINARY STATEMENT
                              ---------------------

         WHEREAS, Borrower, Agent and Lenders have entered into a Credit Agreement dated as of October 16, 1997, as amended by a First Amendment dated as of October 16, 1997 (the "Credit Agreement"); and

         WHEREAS, Borrower have requested Agent and Lenders to make additional credit in the amount of $3,800,000 available to Borrower and to make various other revisions to the Credit Agreement as set forth herein; and

         WHEREAS, Borrower, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof;

         NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

         1. CAPITALIZED TERMS. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Second Amendment.

         2. EXHIBITS. Exhibit C to the Credit Agreement, Form of Borrowing Base Certificate, is hereby amended in its entirety by Exhibit C to this Second Amendment and Exhibit D to the Credit Agreement Form of Revolving Promissory Note, is hereby amended in its entirety by Exhibit D to this Second Amendment.

         3. TOTAL CREDIT FACILITY. Section 3.1 of the Credit Agreement is hereby amended to in its entirety to read as follows:

                  "Section 3.1. TOTAL CREDIT FACILITY. In consideration of Baldwin's payment and performance of its Obligations and subject to the terms and conditions contained in this Credit Agreement, the Lenders agree to provide, and Baldwin agrees to accept, until the earlier of 45 days following the Second Amendment Closing Date and the closing of a new $10,000,000 term loan facility among the Borrower, Agent and Lenders (on terms substantially similar to the Credit Agreement, but in any event, satisfactory to the Lenders) an aggregate credit facility of up to Forty-Three Million Eight Hundred Thousand and 00/100 Dollars ($43,800,000.00), and thereafter an aggregate credit facility of up to Forty Million and 00/100 Dollars ($40,000,000.00) (the "TOTAL CREDIT"), subject to the terms and conditions hereof (the "CREDIT FACILITY"). No Loans need be made by the Lenders if Baldwin is in Default or if there exists any Unmatured Default. This is an agreement regarding the extension of credit, and not the provision of goods or services."

         4. ELIGIBLE ACCOUNTS AND ELIGIBLE INVENTORY. Section 3.2(a)(i) and
Section 3.2(a)(ii) of the Credit Agreement are hereby amended to in their entirety to read as follows:

                           "(i) ELIGIBLE ACCOUNTS. On receipt of each Borrowing
                  Base Certificate, in the form of Exhibit C, together with such supporting information as Agent may require from time to time (the "BORROWING BASE CERTIFICATE"), Agent will credit Baldwin with the lesser of: (i) eighty-five percent (85%) of the net amount of the Eligible Accounts which are, absent error or other discrepancy, listed in such Borrowing Base Certificate ("ELIGIBLE ACCOUNT AVAILABILITY"); and (ii) Fifteen Million and 00/100 Dollars ($15,000,000.00). For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts LESS any and all returns, discounts (which may, at Agent's option, be calculated on shortest terms), credits, rebates, allowances, or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding, or payable in connection with such Accounts at such time.

                           "(ii) ELIGIBLE INVENTORY. On receipt of each
                  Borrowing Base Certificate, Agent will credit Baldwin with the lesser of: (i) seventy-five percent (75%) of the Value of Eligible Inventory which is, absent error or other discrepancy, listed in such Borrowing Base Certificate, and
                  (ii) Thirty Million Dollars and 00/100 Dollars
                  ($30,000,000.00)."

         5. FINANCIAL COVENANTS. (a) Section 10.3(a)(iii) of the Credit Agreement is hereby amended to in its entirety to read as follows:

                           "(iii) a ratio of Current Tangible Assets to current
                  liabilities of not less than One and Three Tenths to One (1.3 to 1), PROVIDED HOWEVER for the calculation of current liabilities for this Section 10.3(a)(iii) only, current liabilities shall be exclusive of up to $3,800,000 of Baldwin's Indebtedness to the Lenders in excess of $40,000,000 under the Loans;"

         6. REAFFIRMATION OF COVENANTS, WARRANTIES AND REPRESENTATIONS. Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article 9, are true and accurate as of the date hereof. Borrower further reaffirms all covenants in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Section 10.1, the negative covenants set forth in Section 10.2 and the financial covenants set forth in Section 10.3 thereof, as if fully set forth herein, except to the extent modified by this Second Amendment.

         7. CONDITIONS PRECEDENT TO CLOSING OF SECOND AMENDMENT. On or prior to the closing of the Second Amendment (hereinafter the "Second Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

                  (a) PROOF OF CORPORATE AUTHORITY. Agent shall have received from Borrower copies, certified by a duly authorized officer to be true and complete on and as of the Second Amendment Closing Date, of records of all action taken by Borrower to authorize (i) the execution and delivery of this Second Amendment and all other certificates, documents and instruments to which it is or is to become a party as contemplated or required by this Second Amendment, and (ii) its performance of all of its obligations under each of such documents.

                  (b) DOCUMENTS. Each of the documents to be executed and delivered at the Second Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrower and shall be in full force and effect on and as of the Second Amendment Closing Date.

                  (c) LEGALITY OF TRANSACTIONS. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or (ii) for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

                  (d) PERFORMANCE, ETC. Except as set forth herein, Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the Second Amendment Closing Date, and no condition shall exist on the Second Amendment Closing Date, which constitutes a Default or an Event of Default.

                  (e) PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated on the Second Amendment Closing Date, each of the other Loan Documents and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to Provident.

                  (f) CHANGES; NONE ADVERSE. Since the date of the most recent balance sheets of Borrower delivered to Provident, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are material to Borrower, and Provident shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

         8. MISCELLANEOUS. (a) Borrower shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Second Amendment and the handling of any other matters incidental hereto.

                  (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this Second Amendment, the latter shall govern.

                  (c) This Second Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

                  (d) This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                  (e) This Second Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

      [Remainder of page intentionally left blank. Signature page follows.]

         IN WITNESS WHEREOF, this Second Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.


                             BALDWIN PIANO & ORGAN COMPANY,
                             Borrower


                             By: /s/ Perry H. Schwartz
                                 -------------------------------------
                             Name: Perry H. Schwartz
                                  ------------------------------------
                             Title: Executive Vice President & Chief
                                   -----------------------------------
                             Financial Officer
                             -----------------------------------------



                             THE FIFTH THIRD BANK, Agent


                             By: /s/ Robert Ries
                                 -------------------------------------
                             Name: Robert Ries
                                  ------------------------------------
                             Title: Vice President
                                   -----------------------------------



                             THE FIFTH THIRD BANK, Lender


                             By: /s/ Robert Ries
                                 -------------------------------------
                             Name: Robert Ries
                                  ------------------------------------
                             Title: Vice President
                                   -----------------------------------



                             NBD BANK, N. A., Lender


                             By: /s/ Edward Hathaway
                                 -------------------------------------
                             Name: Edward Hathaway
                                  ------------------------------------
                             Title: Vice President
                                   -----------------------------------

                                                                       EXHIBIT C
                                                                       ---------

                       FORM OF BORROWING BASE CERTIFICATE
                       ----------------------------------


BALDWIN PIANO & ORGAN COMPANY               Report # __________        Today's date __________________________________
                                                                           Accounts Reported as of ___________________
                                                                           Inventory Reported as of __________________

----------------------------------------------------------------------------------------------------------------------
I.     ELIGIBLE ACCOUNT AVAILABILITY
----------------------------------------------------------------------------------------------------------------------
         A.   ELIGIBLE ACCOUNT AVAILABILITY
1.            Accounts                                                                  $___________
              LESS:
2.            Due greater than 60 Days from date of sale              ___________

3.            Contract Electronics unpaid greater than 90 Days
                and others greater than 120 days                      ___________

4.            Entire Account, if 50% or more unpaid greater than 90
              Days                                                    ___________

5.            Affiliate Accounts                                      ___________

6.            Consignment Receivables greater than 120 Days           ___________

7.            Conditional                                             ___________

8.            Non U.S./Canada                                         ___________

9.            Non Reps & Warr. (per ss.9.18 of Credit Agreement)      ___________

10.           Demonstration/Loan                                      ___________

11.           Progress/Barter/Contra                                  ___________

12.           Personal/family/household                               ___________

13.           Agent Designated Accounts                               ___________

14.           TOTAL INELIGIBLE (sum lines 2 through 13)                                 (___________)

15.           SUBTOTAL                                                                   ___________

16.           LESS: ELIGIBLE ACCOUNT NET AVAILABILITY
                 (15% times Line 15)                                                    (___________)

17.           TOTAL ELIGIBLE ACCOUNT
                    AVAILABILITY
                   (Line 15, Less Line 16)                                              $
                                                                                         ==========
18.           TOTAL CREDIT FOR ELIGIBLE ACCOUNTS
                (Lesser of Line 17,  or $15,000,000)                                                 $___________



----------------------------------------------------------------------------------------------------------------------
II.    ELIGIBLE INVENTORY AVAILABILITY
----------------------------------------------------------------------------------------------------------------------

              A.   ELIGIBLE INVENTORY AVAILABILITY

19.           INVENTORY (Wholesale Dealer Cost) LESS:                                     __________

20.           Work in Progress                                        (___________)

21.           Spare Parts/Shipping and Packaging
              Materials                                               (___________)


FORM OF BORROWING BASE CERTIFICATE                                                                     540177


22.           Defective Inventory                                     (___________)

23.           Returned or repossessed                                 (___________)

24.           Non U.S./Canada                                         (___________)

25.           TOTAL INELIGIBLE INVENTORY:
                (Sum of Lines 20 through 24)                                             (__________)

26.           SUBTOTAL                                                                    __________

27.           LESS: NET ELIGIBLE INVENTORY
                (25% times Line 26)                                                      (__________)

28.           TOTAL ELIGIBLE INVENTORY AVAILABILITY
                (Line 26 minus Line 27)                                                   __________

29.           TOTAL CREDIT FOR ELIGIBLE INVENTORY
                (The Lesser of Line 28, or $30,000,000)                                               $__________

----------------------------------------------------------------------------------------------------------------------
III.   ELIGIBLE RAW MATERIALS AVAILABILITY
----------------------------------------------------------------------------------------------------------------------
              The Sum of :

30.           Value of Raw Materials/electronic (Baldwin's Cost)        ____________

31.           Times 10%                                                X        .10 =    $
                                                                         -----------      ----------

32.           PLUS: The Value of all other Raw Materials
                (Baldwin's Cost)

33.           Times 50%                                                X        .50 =    +
                                                                         -----------      ----------

34.             TOTAL                                                                     ==========


35.           Raw Materials Availability
                (Lesser of Line 34 or $5,000,000)                                                      _____________

======================================================================================================================
36.   TOTAL BORROWING BASE AVAILABILITY
     (Sum of Lines 18, 29 and 35)                                                                      $____________
======================================================================================================================

37.           Lesser of Line 36 and $40,000,000.00 (or $43,800,000.00,
              as determined by the Credit Agreement)                                                   $____________

38.           LESS:  Outstanding Standby Letters of Credit                                             (____________)

39.           LESS:  Outstanding Revolving Credit Balance
                                                                                                       (____________)

======================================================================================================================
TOTAL AVAILABILITY TO BORROWERS                                                                        $____________
     (Sum of Lines 37, 38 and 39)
======================================================================================================================

     We certify that the foregoing report is true and correct.


                                 BALDWIN PIANO & ORGAN COMPANY


                                 -----------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------


FORM OF BORROWING BASE CERTIFICATE                                                                           540177

                                                                       EXHIBIT D
                                                                       ---------
           FORM OF AMENDED AND RESTATED REVOLVING PROMISSORY NOTE(1)



[$21,900,000.00]                                                Cincinnati, Ohio
                                                              [April, ___, 1998]

         THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE ("Note") is made and entered into as of the date hereof by BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation, (the "Borrower") to the order of [THE FIFTH THIRD BANK/NBD BANK, N.A.] (hereinafter, together with its permitted successors and assigns, called "Bank").

         This Note has been executed and delivered pursuant to a certain Credit Agreement dated as of October 16, 1997, as amended by First Amendment to Credit Agreement dated October 16, 1997 and Second Amendment to Credit Agreement dated as of April, 27, 1998, by and among Borrower, The Fifth Third Bank, an Ohio banking corporation, as "Agent", and the Banks listed therein (collectively, and as the same may be further amended, modified or restated, the "Credit Agreement"), and is subject to the terms and conditions of the Credit Agreement, including without limitation, acceleration upon the terms provided therein. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise.

         Borrower, for value received, promises to pay to the order of Bank, at Agent's Head Office, for the account of Bank in accordance with the Credit Agreement, the principal sum of TWENTY ONE MILLION NINE HUNDRED THOUSAND AND 00/100 DOLLARS ($21,900,000.00) until the earlier of 45 days following the date of this note or the closing of a new $10,000,000 term loan upon the terms and conditions set forth in the Second Amendment to the Credit Agreement, and thereafter $20,000,000.00 (the "Credit Commitment") or so much thereof as is loaned by Bank pursuant to the provisions hereof and the terms and provisions of the Credit Agreement, together with interest on the unpaid principal amount as defined, determined and adjusted pursuant to the Credit Agreement ("Interest Rate"). Interest shall be due and payable monthly in arrears on the first day of each month, commencing on November 1, 1997 and thereafter. All interest under this Note shall be computed on the basis of the actual number of days elapsed over an assumed year consisting

--------
         1 This Amended and Restated Revolving Promissory Note is issued upon surrender of and in exchange for a Revolving Promissory Note dated October 16, 1997, in the original principal amount of $20,000,000.00 having a maturity date of October 1, 2002. The issuance of this Amended and Restated Revolving Promissory Note is to reflect the various amendments that have been made to the terms of the Credit Agreement, including but not limited to Lender replacing the Revolving Promissory Note, and Lender extending to Borrowers, as hereinafter defined, additional funds under the Revolving Promissory Loan. This Amended and Restated Revolving Promissory Note shall not be construed as a novation or be construed in any manner as an extinguishment of the obligations arising under the original Revolving Promissory Note, or to affect the priority of the security interest granted in connection with any promissory notes executed pursuant to the Credit Agreement as defined herein.

AMENDED AND RESTATED REVOLVING PROMISSORY NOTE                            540177
of three hundred sixty (360) days. Principal and all remaining accrued interest shall be due and payable on or before October 1, 2000, or as otherwise provided in the Credit Agreement.

         This Note is subject to mandatory prepayment upon the terms and conditions set forth in the Credit Agreement. This Note may be prepaid in whole or in part as set forth in the Credit Agreement.

         If this Note is accelerated pursuant to the Credit Agreement or if a Default or an Event of Default with respect to any monetary payment under the Credit Agreement shall have occurred and during the period in which such Default or Event of Default is continuing, the outstanding principal and all accrued interest as well as any other Obligations due Bank or Agent under any Loan Document shall bear interest at three percent (3%) above the Interest Rate.

         Subject to the terms and conditions of the Credit Agreement and until the earlier of October 1, 2000 or the earlier termination of the Credit Agreement in accordance with its terms, Borrower may borrow, repay and reborrow from Bank and Bank hereby agrees to lend and relend to Borrower such amounts not to exceed Bank's Participation Percentage of the Total Credit as the Borrower may from time to time request.

         The Borrower hereby: (i) waives presentment, demand, notice of demand, protest, notice of protest, notice of presentment and notice of nonpayment and any other notice required to be given by law, except as otherwise specifically provided in the Credit Agreement, in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note; and (ii) consents to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or the failure to act on the part of Agent or Bank or any indulgence shown by Agent or Bank, from time to time and in one or more instances, (without notice to or further assent from Borrower) and agrees that no such action, failure to act or failure to exercise any right or remedy, on the part of Agent or Bank shall in any way affect or impair the obligations of Borrower or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, or under any indorsement or guaranty of this Note. Subject to the terms of the Credit Agreement, Borrower further agrees to reimburse Agent and Bank for all advances, charges, costs and expenses, including reasonable attorney's fees, incurred or paid in exercising any right, power or remedy conferred by this Note, or in the enforcement thereof.

         Anything herein to the contrary notwithstanding the obligations of Borrower under this Note, the Credit Agreement or any other Loan Documents shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by any Bank would be contrary to the provisions of law applicable to such Bank limiting the maximum rate of interest that may be charged or collected by the Bank. Without limiting the generality of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note which are made for the purposes of determining whether such rate of interest exceeds the maximum rate of interest permitted by applicable law shall be made, to the extent permitted by applicable law, by amortizing,

AMENDED AND RESTATED REVOLVING PROMISSORY NOTE                            540177
prorating, allocating and spreading in equal parts during the period of the full stated term of this Note, all interest at any time contracted for, charged or received in connection with the indebtedness evidenced by this Note, and then to the extent that any excess remains, all such excess shall be automatically credited against and in reduction of the principal balance, and any portion of said excess which exceeds the principal balance shall be paid by Bank to Borrower, it being the intent of the parties hereto that under no circumstances shall Borrower be required to pay any interest in excess of the highest rate permissible under applicable law.

         The provisions of this note shall be governed by and interpreted in accordance with the laws of Ohio.

         The undersigned hereby designates all courts of record sitting in Cincinnati, Ohio and having jurisdiction over the subject matter, state and federal, as forums where any action, suit or proceeding in respect of or arising from or out of this Note, its making, validity or performance, may be prosecuted as to all parties, their successors and assigns, and by the foregoing designation the undersigned consents to the jurisdiction and venue of such courts.

         TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THE OBLIGATIONS OF THIS NOTE.

         IN WITNESS WHEREOF, the undersigned has executed this Revolving Credit Note as of the day and year set forth above.

                                        BALDWIN PIANO & ORGAN
                                        COMPANY,
                                        a Delaware corporation


                                        By:
                                           -------------------------
                                        Name:
                                             -----------------------
                                        Title:
                                              ----------------------




AMENDED AND RESTATED REVOLVING PROMISSORY NOTE                            540177